CAMDEN℠

Living Excellence

3Q17 Earnings Release & Supplemental Information

Camden Buckhead Square • Atlanta, GA
Year Built 2015 • 250 Apartment Homes
Acquired June 1, 2017

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2017 OPERATING RESULTS

Houston, Texas (October 26, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and nine months ended September 30, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2017	2016	2017	2016
EPS	$0.38	$3.21	$1.20	$8.60
FFO	$1.11	$1.13	$3.35	$3.49
AFFO	$0.92	$0.92	$2.87	$3.01

EPS, FFO and AFFO for the three and nine months ended September 30, 2017 included approximately $0.05 per diluted share in expenses related to Hurricanes Harvey and Irma.

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	3Q17 vs. 3Q16	3Q17 vs. 2Q17	2017 vs. 2016
Revenues	2.5%	1.1%	2.8%
Expenses	3.9%	4.1%	3.4%
Net Operating Income ("NOI")	1.7%	(0.5)%	2.5%

Same Property Results	3Q17	3Q16	2Q17
Occupancy	95.9%	95.8%	95.4%

“Operating performance across Camden’s portfolio remains strong, and with recent improvements in the Houston apartment market as a result of Hurricane Harvey, we have raised our full-year 2017 guidance for same property revenue and NOI growth,” said Richard J. Campo, Camden’s Chairman and CEO.

The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. Reported same property expenses for 2017 exclude approximately $3.9 million of property level expenses related to Hurricanes Harvey and Irma. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, lease-up was completed at Camden Victory Park in Dallas, TX. Construction was completed during the quarter at Camden Lincoln Station in Denver, CO, and construction commenced at Camden RiNo in Denver, CO.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 10/25/2017
Camden Lincoln Station	Denver, CO	267	$56.4	87%
Camden NoMa II	Washington, DC	405	106.9	61%
Total		672	$163.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 10/25/2017
Camden Shady Grove	Rockville, MD	457	$116.0	45%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Total		1,839	$497.0

Acquisition/Disposition Activity
In July 2017, the Company entered into a sales contract for Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78.0 million. Closing of this sale is not guaranteed and is subject to, among other items, the satisfactory due diligence and financing by the purchaser. The Company has included a $0.01 per share impact for this potential disposition in its FFO guidance for the fourth quarter and full-year 2017, assuming a December 2017 closing date.

Equity Issuances
During the quarter, Camden completed a public offering of 4,750,000 common shares at a net price of $93.18 per share, for net proceeds before expenses of approximately $442.6 million. The Company also issued 28,111 common shares through its ATM program at an average price of $90.44 per share, for total net consideration of approximately $2.5 million.

Hurricane Expenses
The Company incurred approximately $5.0 million or $0.05 per diluted share in expenses during the quarter related to Hurricanes Harvey and Irma, as detailed below. Property expenses from Hurricanes Harvey and Irma have been excluded from same property results.

Property Expenses	$3.9 million
Equity in Income of Joint Ventures	$0.4 million
General and Administrative Expense	$0.7 million
Total Hurricane Expenses	$5.0 million

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2017 as detailed below.

	4Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.47 - $0.51	$1.66 - $1.70	$1.68	$1.70	$(0.02)
FFO	$1.16 - $1.20	$4.51 - $4.55	$4.53	$4.57	$(0.04)

The Company updated its guidance for 2017 same property growth, which was previously provided in July 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.80% - 3.00%	2.90%	2.80%	0.10%
Expenses	3.95% - 4.15%	4.05%	4.10%	(0.05)%
NOI	2.10% - 2.40%	2.25%	2.00%	0.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, October 27, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6883383
Webcast: http://services.choruscall.com/links/cpt171027.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 156 properties containing 54,038 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,877 apartment homes in 162 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Total property revenues (a)	$228,178	$220,235	$671,069	$659,308

Adjusted EBITDA	122,956	125,144	370,165	383,306

Net income attributable to common shareholders	34,384	290,898	108,433	778,930
Per share - basic	0.38	3.23	1.20	8.63
Per share - diluted	0.38	3.21	1.20	8.60

Income from continuing operations attributable to common shareholders	34,384	290,898	108,433	396,088
Per share - basic	0.38	3.23	1.20	4.35
Per share - diluted	0.38	3.21	1.20	4.34

Funds from operations	103,187	104,232	309,520	319,920
Per share - diluted	1.11	1.13	3.35	3.49

Adjusted funds from operations	85,681	84,986	265,545	276,311
Per share - diluted	0.92	0.92	2.87	3.01

Dividends per share (b)	0.75	0.75	2.25	2.25
Dividend payout ratio (FFO) (b)	67.6%	66.4%	67.2%	64.5%
Special Dividend Per Share	—	4.25	—	4.25

Interest expensed	21,210	23,076	66,132	69,936
Interest capitalized	3,391	4,514	11,642	13,809
Total interest incurred	24,601	27,590	77,774	83,745

Principal amortization	158	752	528	1,786

Net Debt to Annualized Adjusted EBITDA (c)	4.4x	3.9x	4.5x	4.5x
Interest expense coverage ratio	5.8x	5.4x	5.6x	5.5x
Total interest coverage ratio	5.0x	4.5x	4.8x	4.6x
Fixed charge expense coverage ratio	5.8x	5.3x	5.6x	5.3x
Total fixed charge coverage ratio	5.0x	4.4x	4.7x	4.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.6x	3.6x	4.6x	3.6x

Same property NOI increase (d)	1.7%	4.5%	2.5%	4.7%
(# of apartment homes included)	41,988	40,221	41,988	40,221

Gross turnover of apartment homes (annualized)	65%	68%	59%	60%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	55%	57%	49%	51%

			As of September 30,
			2017	2016
Total assets			$6,168,895	$6,088,279
Total debt			$2,204,251	$2,480,626
Common and common equivalent shares, outstanding end of period (e)			97,032	91,936
Share price, end of period			$91.45	$83.74
Book equity value, end of period (f)			$3,539,592	$3,193,250
Market equity value, end of period (g)			$8,873,575	$7,698,721

(a) Excludes discontinued operations.

(b) Excludes special dividend of $4.25 per share issued in third quarter 2016.

(c) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2016, excluding properties held for sale. 3Q17 and YTD 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(e) Includes at September 30, 2017: 95,149 common shares (including 248 common share equivalents related to share awards & options), plus 1,883 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$194,690	$187,771	$573,262	$564,136
Other property revenues	33,488	32,464	97,807	95,172
Total property revenues	228,178	220,235	671,069	659,308

Property expenses
Property operating and maintenance (a)	60,090	53,679	164,188	156,804
Real estate taxes	28,193	26,695	83,916	80,875
Total property expenses	88,283	80,374	248,104	237,679

Non-property income
Fee and asset management	2,116	1,667	5,806	5,223
Interest and other income	385	927	1,579	1,366
Income on deferred compensation plans	3,648	3,494	11,706	4,781
Total non-property income	6,149	6,088	19,091	11,370

Other expenses
Property management	6,201	5,590	19,782	19,147
Fee and asset management	973	911	2,818	2,861
General and administrative (b)	12,266	10,810	37,585	34,836
Interest	21,210	23,076	66,132	69,936
Depreciation and amortization	67,014	62,832	195,781	187,379
Expense on deferred compensation plans	3,648	3,494	11,706	4,781
Total other expenses	111,312	106,713	333,804	318,940

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	—	262,719	—	295,397
Equity in income of joint ventures (c)	1,255	1,866	4,857	5,052
Income from continuing operations before income taxes	35,987	303,821	112,786	414,508
Income tax expense	(512)	(400)	(1,008)	(1,204)
Income from continuing operations	35,475	303,421	111,778	413,304
Income from discontinued operations	—	—	—	7,605
Gain on sale of discontinued operations, net of tax	—	—	—	375,237
Net income	35,475	303,421	111,778	796,146
Less income allocated to non-controlling interests from continuing operations	(1,091)	(12,523)	(3,345)	(17,216)
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$35,475	$303,421	$111,778	$796,146
Other comprehensive income
Unrealized gain on cash flow hedging activities	1,754	—	1,754	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	32	102	97
Comprehensive income	37,263	303,453	113,634	796,243
Less income allocated to non-controlling interests from continuing operations	(1,091)	(12,523)	(3,345)	(17,216)
Comprehensive income attributable to common shareholders	$36,172	$290,930	$110,289	$779,027

PER SHARE DATA

Total earnings per common share - basic	$0.38	$3.23	$1.20	$8.63
Total earnings per common share - diluted	0.38	3.21	1.20	8.60
Earnings per share from continuing operations - basic	0.38	3.23	1.20	4.35
Earnings per share from continuing operations - diluted	0.38	3.21	1.20	4.34

Weighted average number of common shares outstanding:
Basic	91,011	89,669	90,351	89,524
Diluted	92,033	90,012	91,345	89,858

(a) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(b) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(c) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$34,384	$290,898	$108,433	$778,930
Real estate depreciation and amortization	65,489	61,264	191,092	182,694
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,223	2,266	6,650	6,944
Income allocated to non-controlling interests	1,091	12,523	3,345	17,216
Gain on sale of operating properties, net of tax	—	(262,719)	—	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$103,187	$104,232	$309,520	$319,920

Less: recurring capitalized expenditures (b)	(17,506)	(19,246)	(43,975)	(43,609)

Adjusted funds from operations - diluted	$85,681	$84,986	$265,545	$276,311

PER SHARE DATA
Funds from operations - diluted	$1.11	$1.13	$3.35	$3.49
Adjusted funds from operations - diluted	0.92	0.92	2.87	3.01
Distributions declared per common share	0.75	0.75	2.25	2.25
Special Distributions declared per common share	—	4.25	—	4.25

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	93,111	91,901	92,424	91,749

PROPERTY DATA
Total operating properties (end of period) (c)	156	151	156	151
Total operating apartment homes in operating properties (end of period) (c)	54,038	52,506	54,038	52,506
Total operating apartment homes (weighted average)	46,546	46,702	46,103	49,521
Total operating apartment homes - excluding discontinued operations (weighted average)	46,546	46,702	46,103	47,426

(a) Net income attributable to common shareholders for the three and nine months ended September 30, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
ASSETS
Real estate assets, at cost
Land	$1,016,097	$1,008,459	$984,523	$967,375	$962,507
Buildings and improvements	6,269,561	6,199,435	6,071,203	5,967,023	5,910,347
	7,285,658	7,207,894	7,055,726	6,934,398	6,872,854
Accumulated depreciation	(2,080,989)	(2,016,259)	(1,952,809)	(1,890,656)	(1,829,563)
Net operating real estate assets	5,204,669	5,191,635	5,102,917	5,043,742	5,043,291
Properties under development, including land	363,481	373,294	377,107	442,292	425,452
Investments in joint ventures	28,420	29,665	30,062	30,254	30,046
Total real estate assets	5,596,570	5,594,594	5,510,086	5,516,288	5,498,789
Accounts receivable – affiliates	23,620	23,592	23,634	24,028	23,998
Other assets, net (a)	189,253	155,784	147,922	142,010	143,059
Short-term investments (b)	—	—	—	100,000	100,000
Cash and cash equivalents	350,274	16,318	245,529	237,364	313,742
Restricted cash	9,178	8,312	8,175	8,462	8,691
Total assets	$6,168,895	$5,798,600	$5,935,346	$6,028,152	$6,088,279

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,338,117	$1,437,608	$1,583,819	$1,583,236	$1,582,655
Secured	866,134	866,292	866,476	897,352	897,971
Accounts payable and accrued expenses	127,557	116,754	120,086	137,813	143,193
Accrued real estate taxes	70,027	48,559	24,682	49,041	66,079
Distributions payable	72,962	69,347	69,326	69,161	82,861
Other liabilities (c)	154,506	134,851	123,654	118,959	122,270
Total liabilities	2,629,303	2,673,411	2,788,043	2,855,562	2,895,029

Commitments and contingencies
Non-qualified deferred compensation share awards	73,015	84,050	75,704	77,037	72,222

Equity
Common shares of beneficial interest	1,028	978	978	978	978
Additional paid-in capital	4,134,206	3,678,660	3,675,737	3,678,277	3,675,806
Distributions in excess of net income attributable to common shareholders	(383,584)	(351,910)	(317,642)	(289,180)	(261,324)
Treasury shares, at cost	(364,736)	(364,785)	(365,923)	(373,339)	(373,597)
Accumulated other comprehensive loss (d)	(7)	(1,795)	(1,829)	(1,863)	(1,816)
Total common equity	3,386,907	2,961,148	2,991,321	3,014,873	3,040,047
Non-controlling interests	79,670	79,991	80,278	80,680	80,981
Total equity	3,466,577	3,041,139	3,071,599	3,095,553	3,121,028
Total liabilities and equity	$6,168,895	$5,798,600	$5,935,346	$6,028,152	$6,088,279

(a) Includes:
net deferred charges of:	$1,312	$1,487	$1,683	$1,915	$2,140
fair value adjustment of derivative instruments:	$1,754	$—	$—	$—	$—

(b) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(c) Includes deferred revenues of:	$1,463	$513	$1,455	$1,541	$1,598

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2017 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	405	822	6,581	281	6,862
Houston, TX	5,912	—	—	315	6,227	2,522	8,749
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
Atlanta, GA	3,633	629	—	—	4,262	234	4,496
SE Florida	2,781	—	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Denver, CO	1,941	424	267	233	2,865	—	2,865
Phoenix, AZ	2,549	380	—	441	3,370	—	3,370
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Corpus Christi, TX	632	1,005	—	—	1,637	270	1,907
Total Portfolio	41,988	4,095	672	1,839	48,594	7,283	55,877

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
D.C. Metro	14.9%	15.4%	15.1%	95.9%	96.0%	95.6%	94.9%	96.1%
Houston, TX (e)	11.8%	10.5%	11.3%	94.9%	93.3%	92.6%	92.7%	94.4%
Los Angeles/Orange County, CA	7.3%	9.0%	8.7%	95.7%	95.1%	95.5%	95.4%	95.5%
Atlanta, GA	7.9%	8.8%	8.6%	96.2%	95.8%	95.5%	95.1%	95.9%
SE Florida	8.9%	8.1%	7.8%	96.3%	95.9%	95.5%	95.9%	96.3%
Dallas, TX	7.4%	7.3%	7.7%	95.9%	95.8%	95.4%	95.6%	96.5%
Charlotte, NC	5.9%	6.3%	6.2%	96.5%	95.9%	95.0%	95.2%	96.6%
Denver, CO	5.4%	6.4%	6.1%	95.9%	95.9%	95.3%	95.1%	96.0%
Phoenix, AZ	5.8%	5.9%	5.7%	95.7%	94.0%	95.0%	95.1%	94.4%
Orlando, FL	5.6%	5.1%	5.0%	97.0%	96.6%	95.3%	95.6%	96.3%
Raleigh, NC	5.2%	4.7%	4.7%	95.5%	95.0%	93.2%	94.4%	95.9%
San Diego/Inland Empire, CA	5.2%	4.7%	4.5%	96.6%	95.5%	94.1%	94.8%	95.6%
Austin, TX	3.8%	3.4%	3.9%	96.2%	95.8%	95.6%	95.0%	96.1%
Tampa, FL	4.0%	3.6%	3.8%	96.2%	95.8%	94.9%	94.6%	96.2%
Corpus Christi, TX	0.9%	0.8%	0.9%	92.9%	92.2%	91.1%	92.1%	93.9%
Total Portfolio	100.0%	100.0%	100.0%	95.8%	95.2%	94.7%	94.7%	95.7%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

(e) Occupancy is based on habitable units and excludes approximately 75 units, located at a 304 unit joint venture community, which are being restored as a result of flooding from Hurricane Harvey.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2017	2016	Change	2017	2016	Change
"Same Property" Communities (a)	41,988	$202,103	$197,141	$4,962	$598,296	$581,790	$16,506
Non-"Same Property" Communities (b)	4,095	21,459	15,694	5,765	63,322	42,251	21,071
Development and Lease-Up Communities (c)	2,511	3,194	—	3,194	5,036	—	5,036
Disposition/Other (d)	—	1,422	7,400	(5,978)	4,415	35,267	(30,852)
Total Property Revenues	48,594	$228,178	$220,235	$7,943	$671,069	$659,308	$11,761

Property Expenses
"Same Property" Communities (a)	41,988	$74,209	$71,403	$2,806	$217,222	$210,002	$7,220
Non-"Same Property" Communities (b)	4,095	8,604	6,162	2,442	23,663	15,590	8,073
Development and Lease-Up Communities (c)	2,511	1,028	(4)	1,032	1,788	(4)	1,792
Hurricane Expenses (e)	—	3,944	—	3,944	3,944	—	3,944
Disposition/Other (d)	—	498	2,813	(2,315)	1,487	12,091	(10,604)
Total Property Expenses	48,594	$88,283	$80,374	$7,909	$248,104	$237,679	$10,425

Property Net Operating Income
"Same Property" Communities (a)	41,988	$127,894	$125,738	$2,156	$381,074	$371,788	$9,286
Non-"Same Property" Communities (b)	4,095	12,855	9,532	3,323	39,659	26,661	12,998
Development and Lease-Up Communities (c)	2,511	2,166	4	2,162	3,248	4	3,244
Hurricane Expenses (e)	—	(3,944)	—	(3,944)	(3,944)	—	(3,944)
Disposition/Other (d)	—	924	4,587	(3,663)	2,928	23,176	(20,248)
Total Property Net Operating Income	48,594	$139,895	$139,861	$34	$422,965	$421,629	$1,336

Income from Discontinued Operations (f)		Three Months Ended September 30,			Nine Months Ended September 30,
		2017	2016		2017	2016
Property Revenues		$—	$—		$—	$19,184
Property Expenses		—	—		—	(6,898)
Property Net Operating Income		—	—		—	12,286
Property management expense		—	—		—	(242)
Depreciation and amortization		—	—		—	(4,327)
Other taxes		—	—		—	(112)
Gain on Sale of Discontinued Operations		—	—		—	375,237
Income from Discontinued Operations		$—	$—		$—	$382,842

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2016, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2016, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Hurricane expenses include storm-related expenses related to Hurricanes Harvey and Irma.

(f) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a) (b)	Included	3Q17	3Q16	Growth	3Q17	3Q16	Growth	3Q17	3Q16	Growth
D.C. Metro	5,033	$28,634	$27,861	2.8%	$9,522	$9,085	4.8%	$19,112	$18,776	1.8%
Houston, TX	5,912	26,755	27,616	(3.1)%	11,733	11,752	(0.2)%	15,022	15,864	(5.3)%
Los Angeles/Orange County, CA	2,068	13,484	12,871	4.8%	4,094	3,894	5.1%	9,390	8,977	4.6%
Atlanta, GA	3,633	16,189	15,405	5.1%	6,049	5,579	8.4%	10,140	9,826	3.2%
SE Florida	2,781	17,322	17,094	1.3%	6,001	5,662	6.0%	11,321	11,432	(1.0)%
Dallas, TX	3,993	16,974	16,312	4.1%	7,461	7,053	5.8%	9,513	9,259	2.7%
Charlotte, NC	2,487	10,841	10,628	2.0%	3,313	3,173	4.4%	7,528	7,455	1.0%
Denver, CO	1,941	9,910	9,465	4.7%	3,058	2,737	11.7%	6,852	6,728	1.8%
Phoenix, AZ	2,549	11,103	10,692	3.8%	3,750	3,743	0.2%	7,353	6,949	5.8%
Orlando, FL	2,662	11,457	10,968	4.5%	4,252	3,968	7.2%	7,205	7,000	2.9%
Raleigh, NC	2,704	10,086	9,712	3.9%	3,422	3,571	(4.2)%	6,664	6,141	8.5%
San Diego/Inland Empire, CA	1,665	10,032	9,591	4.6%	3,444	3,388	1.7%	6,588	6,203	6.2%
Austin, TX	2,000	8,858	8,675	2.1%	3,991	3,840	3.9%	4,867	4,835	0.7%
Tampa, FL	1,928	8,381	8,054	4.1%	3,215	3,035	5.9%	5,166	5,019	2.9%
Corpus Christi, TX	632	2,077	2,197	(5.5)%	904	923	(2.1)%	1,173	1,274	(7.9)%

Total Same Property	41,988	$202,103	$197,141	2.5%	$74,209	$71,403	3.9%	$127,894	$125,738	1.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q17	3Q16	Growth	3Q17	3Q16	Growth	3Q17	3Q16	Growth
D.C. Metro	14.9%	95.9%	96.0%	(0.1)%	$1,716	$1,682	2.0%	$1,977	$1,921	2.9%
Houston, TX	11.8%	94.6%	94.3%	0.3%	1,389	1,449	(4.1)%	1,595	1,652	(3.4)%
Los Angeles/Orange County, CA	7.3%	96.1%	95.5%	0.6%	2,065	1,979	4.3%	2,261	2,171	4.2%
Atlanta, GA	7.9%	96.6%	96.0%	0.6%	1,319	1,265	4.3%	1,538	1,472	4.5%
SE Florida	8.9%	96.3%	96.3%	0.0%	1,887	1,880	0.4%	2,156	2,128	1.3%
Dallas, TX	7.4%	96.0%	96.7%	(0.7)%	1,253	1,206	3.9%	1,475	1,409	4.8%
Charlotte, NC	5.9%	96.7%	96.6%	0.1%	1,282	1,259	1.8%	1,503	1,475	1.9%
Denver, CO	5.4%	95.9%	96.2%	(0.3)%	1,532	1,471	4.1%	1,775	1,689	5.0%
Phoenix, AZ	5.8%	95.8%	94.4%	1.4%	1,251	1,213	3.1%	1,516	1,481	2.4%
Orlando, FL	5.6%	97.1%	96.7%	0.4%	1,247	1,195	4.4%	1,478	1,420	4.1%
Raleigh, NC	5.2%	95.5%	95.8%	(0.3)%	1,068	1,018	4.9%	1,304	1,250	4.2%
San Diego/Inland Empire, CA	5.2%	96.6%	95.6%	1.0%	1,851	1,770	4.6%	2,080	2,008	3.6%
Austin, TX	3.8%	96.4%	96.1%	0.3%	1,274	1,257	1.4%	1,532	1,504	1.8%
Tampa, FL	4.0%	96.2%	96.1%	0.1%	1,235	1,185	4.2%	1,506	1,449	4.0%
Corpus Christi, TX	0.9%	92.4%	93.8%	(1.4)%	959	1,001	(4.2)%	1,185	1,236	(4.1)%

Total Same Property	100.0%	95.9%	95.8%	0.1%	$1,437	$1,409	2.0%	$1,672	$1,634	2.4%

(a) 3Q17 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a) (b)	Included	3Q17	2Q17	Growth	3Q17	2Q17	Growth	3Q17	2Q17	Growth
D.C. Metro	5,033	$28,634	$28,513	0.4%	$9,522	$9,195	3.6%	$19,112	$19,318	(1.1)%
Houston, TX	5,912	26,755	26,473	1.1%	11,733	12,115	(3.2)%	15,022	14,358	4.6%
Los Angeles/Orange County, CA	2,068	13,484	13,359	0.9%	4,094	3,819	7.2%	9,390	9,540	(1.6)%
Atlanta, GA	3,633	16,189	15,913	1.7%	6,049	5,741	5.4%	10,140	10,172	(0.3)%
SE Florida	2,781	17,322	17,350	(0.2)%	6,001	5,824	3.0%	11,321	11,526	(1.8)%
Dallas, TX	3,993	16,974	16,767	1.2%	7,461	6,693	11.5%	9,513	10,074	(5.6)%
Charlotte, NC	2,487	10,841	10,690	1.4%	3,313	3,252	1.9%	7,528	7,438	1.2%
Denver, CO	1,941	9,910	9,795	1.2%	3,058	2,944	3.9%	6,852	6,851	0.0%
Phoenix, AZ	2,549	11,103	10,940	1.5%	3,750	3,562	5.3%	7,353	7,378	(0.3)%
Orlando, FL	2,662	11,457	11,210	2.2%	4,252	3,910	8.7%	7,205	7,300	(1.3)%
Raleigh, NC	2,704	10,086	9,892	2.0%	3,422	3,241	5.6%	6,664	6,651	0.2%
San Diego/Inland Empire, CA	1,665	10,032	9,931	1.0%	3,444	3,322	3.7%	6,588	6,609	(0.3)%
Austin, TX	2,000	8,858	8,783	0.9%	3,991	3,769	5.9%	4,867	5,014	(2.9)%
Tampa, FL	1,928	8,381	8,222	1.9%	3,215	3,053	5.3%	5,166	5,169	(0.1)%
Corpus Christi, TX	632	2,077	2,046	1.5%	904	873	3.6%	1,173	1,173	0.0%

Total Same Property	41,988	$202,103	$199,884	1.1%	$74,209	$71,313	4.1%	$127,894	$128,571	(0.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q17	2Q17	Growth	3Q17	2Q17	Growth	3Q17	2Q17	Growth
D.C. Metro	14.9%	95.9%	96.1%	(0.2)%	$1,716	$1,706	0.6%	$1,977	$1,965	0.6%
Houston, TX	11.8%	94.6%	93.1%	1.5%	1,389	1,403	(1.0)%	1,595	1,603	(0.4)%
Los Angeles/Orange County, CA	7.3%	96.1%	95.6%	0.5%	2,065	2,046	0.9%	2,261	2,252	0.4%
Atlanta, GA	7.9%	96.6%	95.9%	0.7%	1,319	1,299	1.5%	1,538	1,523	1.0%
SE Florida	8.9%	96.3%	95.9%	0.4%	1,887	1,891	(0.2)%	2,156	2,168	(0.6)%
Dallas, TX	7.4%	96.0%	95.9%	0.1%	1,253	1,240	1.0%	1,475	1,460	1.1%
Charlotte, NC	5.9%	96.7%	95.9%	0.8%	1,282	1,272	0.8%	1,503	1,493	0.6%
Denver, CO	5.4%	95.9%	96.2%	(0.3)%	1,532	1,506	1.7%	1,775	1,749	1.5%
Phoenix, AZ	5.8%	95.8%	94.6%	1.2%	1,251	1,240	0.9%	1,516	1,512	0.3%
Orlando, FL	5.6%	97.1%	96.7%	0.4%	1,247	1,230	1.4%	1,478	1,452	1.8%
Raleigh, NC	5.2%	95.5%	95.0%	0.5%	1,068	1,049	1.8%	1,304	1,285	1.5%
San Diego/Inland Empire, CA	5.2%	96.6%	95.5%	1.1%	1,851	1,826	1.4%	2,080	2,082	(0.1)%
Austin, TX	3.8%	96.4%	96.0%	0.4%	1,274	1,271	0.2%	1,532	1,526	0.5%
Tampa, FL	4.0%	96.2%	95.9%	0.3%	1,235	1,218	1.4%	1,506	1,482	1.6%
Corpus Christi, TX	0.9%	92.4%	91.8%	0.6%	959	961	(0.2)%	1,185	1,175	0.9%

Total Same Property	100.0%	95.9%	95.4%	0.5%	$1,437	$1,428	0.6%	$1,672	$1,663	0.6%

(a) 3Q17 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a) (b)	Included	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	5,033	$85,147	$82,208	3.6%	$27,713	$26,570	4.3%	$57,434	$55,638	3.2%
Houston, TX	5,912	79,629	82,415	(3.4)%	36,061	35,421	1.8%	43,568	46,994	(7.3)%
Los Angeles/Orange County, CA	2,068	39,883	38,017	4.9%	11,842	11,626	1.9%	28,041	26,391	6.3%
Atlanta, GA	3,633	47,662	45,391	5.0%	17,583	16,659	5.5%	30,079	28,732	4.7%
SE Florida	2,781	51,912	50,706	2.4%	17,744	16,828	5.4%	34,168	33,878	0.9%
Dallas, TX	3,993	50,236	47,999	4.7%	21,250	20,037	6.1%	28,986	27,962	3.7%
Charlotte, NC	2,487	31,993	31,409	1.9%	9,743	9,786	(0.4)%	22,250	21,623	2.9%
Denver, CO	1,941	29,250	27,612	5.9%	8,712	7,654	13.8%	20,538	19,958	2.9%
Phoenix, AZ	2,549	32,864	31,467	4.4%	10,941	10,863	0.7%	21,923	20,604	6.4%
Orlando, FL	2,662	33,615	32,211	4.4%	12,158	11,675	4.1%	21,457	20,536	4.5%
Raleigh, NC	2,704	29,539	28,470	3.8%	9,835	10,146	(3.1)%	19,704	18,324	7.5%
San Diego/Inland Empire, CA	1,665	29,521	28,145	4.9%	10,164	9,944	2.2%	19,357	18,201	6.4%
Austin, TX	2,000	26,284	25,403	3.5%	11,524	11,219	2.7%	14,760	14,184	4.1%
Tampa, FL	1,928	24,607	23,803	3.4%	9,306	8,990	3.5%	15,301	14,813	3.3%
Corpus Christi, TX	632	6,154	6,534	(5.8)%	2,646	2,584	2.4%	3,508	3,950	(11.2)%

Total Same Property	41,988	$598,296	$581,790	2.8%	$217,222	$210,002	3.4%	$381,074	$371,788	2.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	15.1%	95.9%	95.5%	0.4%	$1,705	$1,669	2.2%	$1,961	$1,901	3.2%
Houston, TX	11.4%	93.4%	94.1%	(0.7)%	1,403	1,459	(3.8)%	1,602	1,645	(2.7)%
Los Angeles/Orange County, CA	7.4%	95.7%	95.3%	0.4%	2,043	1,952	4.7%	2,238	2,142	4.5%
Atlanta, GA	7.9%	96.0%	95.8%	0.2%	1,301	1,247	4.3%	1,518	1,449	4.8%
SE Florida	9.0%	95.9%	96.5%	(0.6)%	1,890	1,861	1.6%	2,162	2,100	3.0%
Dallas, TX	7.6%	95.8%	96.4%	(0.6)%	1,240	1,187	4.5%	1,459	1,386	5.3%
Charlotte, NC	5.8%	95.9%	96.3%	(0.4)%	1,272	1,246	2.1%	1,491	1,457	2.3%
Denver, CO	5.4%	95.8%	95.4%	0.4%	1,509	1,453	3.9%	1,747	1,656	5.5%
Phoenix, AZ	5.7%	95.4%	94.4%	1.0%	1,241	1,203	3.2%	1,502	1,453	3.4%
Orlando, FL	5.6%	96.4%	96.4%	0.0%	1,231	1,177	4.6%	1,455	1,395	4.4%
Raleigh, NC	5.2%	94.5%	95.3%	(0.8)%	1,051	1,002	4.9%	1,284	1,228	4.6%
San Diego/Inland Empire, CA	5.1%	95.4%	95.4%	0.0%	1,827	1,740	5.0%	2,064	1,968	4.9%
Austin, TX	3.9%	96.0%	95.7%	0.3%	1,270	1,234	2.9%	1,521	1,475	3.2%
Tampa, FL	4.0%	95.6%	96.0%	(0.4)%	1,219	1,167	4.5%	1,483	1,430	3.8%
Corpus Christi, TX	0.9%	91.5%	93.0%	(1.5)%	964	1,007	(4.3)%	1,182	1,236	(4.3)%

Total Same Property	100.0%	95.4%	95.5%	(0.1)%	$1,428	$1,395	2.4%	$1,660	$1,612	2.9%

(a) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2017
(In thousands)

(Unaudited)

					% of Actual
					3Q17 Operating
Quarterly Comparison (a) (b)	3Q17	3Q16	$ Change	% Change	Expenses

Property taxes	$25,098	$24,721	$377	1.5%	33.8%
Salaries and Benefits for On-site Employees	16,014	14,862	1,152	7.8%	21.6%
Utilities	16,830	15,748	1,082	6.9%	22.7%
Repairs and Maintenance	10,011	9,990	21	0.2%	13.5%
Property Insurance	1,943	1,918	25	1.3%	2.6%
General and Administrative	2,526	2,388	138	5.8%	3.4%
Marketing and Leasing	1,212	1,174	38	3.2%	1.6%
Other	575	602	(27)	(4.5)%	0.8%

Total Same Property	$74,209	$71,403	$2,806	3.9%	100.0%

					% of Actual
					3Q17 Operating
Sequential Comparison (a) (b)	3Q17	2Q17	$ Change	% Change	Expenses

Property taxes	$25,098	$25,048	$50	0.2%	33.8%
Salaries and Benefits for On-site Employees	16,014	14,514	1,500	10.3%	21.6%
Utilities	16,830	16,111	719	4.5%	22.7%
Repairs and Maintenance	10,011	9,397	614	6.5%	13.5%
Property Insurance	1,943	1,989	(46)	(2.3)%	2.6%
General and Administrative	2,526	2,450	76	3.1%	3.4%
Marketing and Leasing	1,212	1,183	29	2.5%	1.6%
Other	575	621	(46)	(7.4)%	0.8%

Total Same Property	$74,209	$71,313	$2,896	4.1%	100.0%

					% of Actual
					2017 Operating
Year to Date Comparison (a) (b)	2017	2016	$ Change	% Change	Expenses

Property taxes	$75,593	$73,885	$1,708	2.3%	34.8%
Salaries and Benefits for On-site Employees	44,999	44,933	66	0.1%	20.7%
Utilities	48,752	44,837	3,915	8.7%	22.4%
Repairs and Maintenance	29,029	28,864	165	0.6%	13.4%
Property Insurance	6,110	5,086	1,024	20.1%	2.8%
General and Administrative	7,525	7,166	359	5.0%	3.5%
Marketing and Leasing	3,459	3,430	29	0.8%	1.6%
Other	1,755	1,801	(46)	(2.6)%	0.8%

Total Same Property	$217,222	$210,002	$7,220	3.4%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes
"Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2017	2016	2017	2016
Property Revenues
Rental revenues	$8,309	$8,252	$24,711	$24,426
Other property revenues	1,334	1,279	3,833	3,723
Total property revenues	9,643	9,531	28,544	28,149

Property expenses
Property operating and maintenance	2,443	2,399	7,048	6,825
Real estate taxes	1,602	1,503	4,810	4,677
	4,045	3,902	11,858	11,502

Net Operating Income	5,598	5,629	16,686	16,647

Other expenses
Interest	1,628	1,428	4,635	4,432
Depreciation and amortization	2,199	2,247	6,582	6,902
Other (including debt prepayment penalties) (b)	516	88	612	261
Total other expenses	4,343	3,763	11,829	11,595

Equity in income of joint ventures	$1,255	$1,866	$4,857	$5,052

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	746,460	744,446	741,621	740,075	737,460
	856,372	854,358	851,533	849,987	847,372
Accumulated Depreciation	(165,285)	(158,214)	(151,073)	(143,931)	(136,671)
Net operating real estate assets	691,087	696,144	700,460	706,056	710,701
Properties under development and land	1,265	1,265	1,265	1,265	1,265
Cash and other assets, net	27,089	22,918	15,607	19,617	17,334
Total assets	$719,441	$720,327	$717,332	$726,938	$729,300

Notes payable	$515,592	$517,387	$519,189	$518,716	$520,976
Other liabilities	25,873	20,916	14,781	24,175	24,871
Total liabilities	541,465	538,303	533,970	542,891	545,847

Member's equity	177,976	182,024	183,362	184,047	183,453
Total liabilities and members' equity	$719,441	$720,327	$717,332	$726,938	$729,300

Company's equity investment	$28,420	$29,665	$30,062	$30,254	$30,046

Company's pro-rata share of debt	$161,380	$161,942	$162,506	$162,358	$163,065

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Equity in Income includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the three and nine months ended September 30, 2017.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2017 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/25/2017
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Lincoln Station	267	$56.4			4Q14	4Q16	3Q17	1Q18	87%	84%
	Denver, CO
2.	Camden NoMa II	405	106.9			1Q15	1Q17	2Q17	3Q19	61%	58%
	Washington, DC

Total Completed Communities in Lease-Up		672	$163.3							72%	68%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/25/2017
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Shady Grove	457	$116.0	$110.0	$39.7	2Q15	1Q17	1Q18	4Q19	45%	39%
	Rockville, MD
2.	Camden McGowen Station	315	90.0	57.4	57.4	4Q14	1Q18	3Q18	4Q19
	Houston, TX
3.	Camden Washingtonian	365	90.0	57.0	57.0	3Q16	2Q18	4Q18	4Q19
	Gaithersburg, MD
4.	Camden North End I	441	105.0	44.1	44.1	4Q16	2Q18	2Q19	2Q20
	Phoenix, AZ
5.	Camden Grandview II	28	21.0	9.4	9.4	2Q17	4Q18	4Q18	2Q19
	Charlotte, NC
6.	Camden RiNo	233	75.0	21.2	21.2	3Q17	4Q19	2Q20	4Q20
	Denver, CO

Total Development Communities		1,839	$497.0	$299.1	$228.8					45%	39%

Additional Development Pipeline & Land (a)					134.7

Total Properties Under Development and Land (per Balance Sheet)					$363.5

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q17 NOI
Communities that Stabilized During Quarter								$84.9	$0.8
Completed Communities in Lease-Up								163.3	1.6
Development Communities in Lease-Up								110.0	0.6
Total Development Communities NOI Contribution								$358.2	$3.0

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2017 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Downtown I	271	$125.0	$14.4
	Houston, TX
2.	Camden Buckhead (b)	375	104.0	17.7
	Atlanta, GA
3.	Camden Atlantic	269	90.0	15.0
	Plantation, FL
4.	Camden Arts District	354	150.0	18.7
	Los Angeles, CA
5.	Camden Hillcrest (c)	125	75.0	22.3
	San Diego, CA
6.	Camden Gallery II	5	3.0	1.1
	Charlotte, NC
7.	Camden North End II	326	73.0	12.0
	Phoenix, AZ
8.	Camden Paces III	350	100.0	12.4
	Atlanta, GA
9.	Camden Downtown II	271	145.0	10.0
	Houston, TX

Development Pipeline		2,346	$865.0	$123.6

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Phoenix, AZ (d)	14.0		$11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$134.7

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Camden Buckhead is Phase 2 of our Paces development.

(c) Formerly Camden Uptown.

(d) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2017 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Buckhead Square	Atlanta, GA	$58.3	250 Homes	$1,611	2015	6/1/2017

Total/Average Acquisitions			$58.3	250 Homes	$1,611

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Hillcrest (a)	San Diego, CA	$20.0	8.2	4/18/2017

Total/Average Land Acquisitions			$20.0	8.2 Acres

(a) Formerly Camden Uptown.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2017:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2017	($347)	$—	$—	($347)	—%	N/A
2018	(1,277)	175,000	—	173,723	7.9%	1.9%
2019	(1,075)	644,107	—	643,032	29.2%	5.4%
2020	(1,218)	—	—	(1,218)	(0.1)%	N/A
2021	(907)	—	250,000	249,093	11.3%	4.8%
Thereafter	39,968	—	1,100,000	1,139,968	51.7%	4.0%
Total Maturing Debt	$35,144	$819,107	$1,350,000	$2,204,251	100.0%	4.3%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowing	—	—	—	—	—%	N/A
Total Debt	$35,144	$819,107	$1,350,000	$2,204,251	100.0%	4.3%

Weighted Average Maturity of Debt		4.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$175,000	7.9%	1.9%	1.0 Years
Fixed rate debt	2,029,251	92.1%	4.5%	4.9 Years
Total	$2,204,251	100.0%	4.3%	4.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,338,117	60.7%	4.1%	5.5 Years
Secured debt	866,134	39.3%	4.6%	3.0 Years
Total	$2,204,251	100.0%	4.3%	4.5 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$691,134	79.8%	5.3%	3.5 Years
Conventional variable-rate mortgage debt	175,000	20.2%	1.9%	1.0 Years
Total	$866,134	100.0%	4.6%	3.0 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	3Q17 NOI	% of Total
Unencumbered real estate assets	36,887	75.9%	$6,126,979	80.1%	$106,249	75.9%
Encumbered real estate assets	11,707	24.1%	1,522,160	19.9%	33,646	24.1%
Total	48,594	100.0%	$7,649,139	100.0%	$139,895	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.6x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2017 AND 2018:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2017	($347)	$—	$—	($347)	N/A
2017	($347)	$—	$—	($347)	N/A

1Q 2018	($343)	$—	$—	($343)	N/A
2Q 2018	(347)	—	—	(347)	N/A
3Q 2018	(321)	175,000	—	174,679	1.9%
4Q 2018	(266)	—	—	(266)	N/A
2018	($1,277)	$175,000	$—	$173,723	1.9%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	20%	Yes

Secured Debt to Gross Asset Value	<	40%	6%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	485%	Yes

Unsecured Debt to Gross Asset Value	<	60%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	496%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	482%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2017:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2017	$368	$4,930	$5,298	3.4%	4.5%
2018	591	40,634	41,225	25.5%	4.4%
2019	241	7,383	7,624	4.7%	4.2%
2020	50	—	50	—%	N/A
2021	(87)	5,160	5,073	3.1%	4.8%
Thereafter	(525)	101,814	101,289	62.8%	3.7%
Total Maturing Debt	$638	$159,921	$160,559	99.5%	3.9%

Unsecured lines of credit (b)	$—	$821	$821	0.5%	4.2%
Total Debt	$638	$160,742	$161,380	100.0%	3.9%

Weighted Average Maturity of Debt		6.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$52,584	32.6%	3.3%	8.6 Years
Fixed rate debt		108,796	67.4%	4.3%	4.8 Years
Total		$161,380	100.0%	3.9%	6.1 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$108,796	67.4%	4.3%	4.8 Years
Conventional variable-rate mortgage debt		51,763	32.1%	3.3%	8.8 Years
Unsecured lines of credit		821	0.5%	4.2%	0.4 Years
Total		$161,380	100.0%	3.9%	6.1 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$856,372
Land		0	1,265
Total		7,283	$857,637

(a) Includes all available extension options.

(b) As of September 30, 2017 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2017 AND 2018:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
4Q 2017	$368	$4,930	$5,298	4.5%
2017	$368	$4,930	$5,298	4.5%

1Q 2018 (b)	$274	$22,238	$22,512	4.5%
2Q 2018	149	19,217	19,366	4.3%
3Q 2018	83	—	83	N/A
4Q 2018	85	—	85	N/A
2018	$591	$41,455	$42,046	4.4%

(a) Includes all available extension options.

(b) 1Q 2018 maturities includes unsecured lines of credit with $821 (Camden's pro-rata share) outstanding as of September 30, 2017. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$2,737	$59	$596	$13
Appliances	9.5	years	536	12	239	5
Painting	—		—	—	1,617	35
Cabinetry/Countertops	10.0	years	157	3	—	—
Other	9.3	years	1,548	33	536	12
Exteriors
Painting	5.0	years	1,146	25	—	—
Carpentry	10.0	years	545	12	—	—
Landscaping	6.1	years	699	15	2,294	49
Roofing	18.7	years	1,305	28	184	4
Site Drainage	10.0	years	115	2	—	—
Fencing/Stair	10.0	years	559	12	—	—
Other (b)	8.3	years	2,807	61	4,127	88
Common Areas
Mech., Elec., Plumbing	9.3	years	2,695	58	1,622	35
Parking/Paving	4.8	years	763	16	—	—
Pool/Exercise/Facility	7.6	years	1,894	41	398	9
Total Recurring (c)			$17,506	$377	$11,613	$250
Weighted Average Apartment Homes				46,546		46,546

Non-recurring capitalized expenditures (d)			$1,799

Revenue Enhancing Expenditures (e)	10.0	years	$12,153	$14,839
Revenue Enhanced Apartment Homes				819

	Year to date 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$7,327	$159	$1,566	$34
Appliances	9.5	years	1,502	33	676	15
Painting	—		—	—	4,385	95
Cabinetry/Countertops	10.0	years	524	11	—	—
Other	9.3	years	3,686	80	1,562	34
Exteriors
Painting	5.0	years	2,543	55	—	—
Carpentry	10.0	years	1,683	37	—	—
Landscaping	6.1	years	1,616	35	7,483	162
Roofing	18.7	years	2,317	50	529	11
Site Drainage	10.0	years	341	7	—	—
Fencing/Stair	10.0	years	1,185	26	—	—
Other (b)	8.3	years	6,829	149	11,332	245
Common Areas
Mech., Elec., Plumbing	9.3	years	6,995	152	4,417	96
Parking/Paving	4.8	years	1,849	40	—	—
Pool/Exercise/Facility	7.6	years	5,578	121	1,097	24
Total Recurring (c)			$43,975	$955	$33,047	$716
Weighted Average Apartment Homes				46,103		46,103

Non-recurring capitalized expenditures (d)			$3,834

Revenue Enhancing Expenditures (e)	10.0	years	$25,079	$14,658
Revenue Enhanced Apartment Homes				1,711

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2017.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2017 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2017 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930
Real estate depreciation and amortization	65,489	61,264	191,092	182,694
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,223	2,266	6,650	6,944
Income allocated to non-controlling interests	1,091	12,523	3,345	17,216
Gain on sale of operating properties, net of tax	—	(262,719)	—	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$103,187	$104,232	$309,520	$319,920

Less: recurring capitalized expenditures	(17,506)	(19,246)	(43,975)	(43,609)

Adjusted funds from operations	$85,681	$84,986	$265,545	$276,311

Weighted average number of common shares outstanding:
EPS diluted	92,033	90,012	91,345	89,858
FFO/AFFO diluted	93,111	91,901	92,424	91,749

Total earnings per common share - diluted	$0.38	$3.21	$1.20	$8.60
FFO per common share - diluted	$1.11	$1.13	$3.35	$3.49
AFFO per common share - diluted	$0.92	$0.92	$2.87	$3.01

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.47	$0.51	$1.66	$1.70
Expected real estate depreciation and amortization	0.66	0.66	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$1.16	$1.20	$4.51	$4.55

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net income	$35,475	$303,421	$111,778	$796,146
Less: Fee and asset management income	(2,116)	(1,667)	(5,806)	(5,223)
Less: Interest and other income	(385)	(927)	(1,579)	(1,366)
Less: Income on deferred compensation plans	(3,648)	(3,494)	(11,706)	(4,781)
Plus: Property management expense	6,201	5,590	19,782	19,147
Plus: Fee and asset management expense	973	911	2,818	2,861
Plus: General and administrative expense	12,266	10,810	37,585	34,836
Plus: Interest expense	21,210	23,076	66,132	69,936
Plus: Depreciation and amortization expense	67,014	62,832	195,781	187,379
Plus: Expense on deferred compensation plans	3,648	3,494	11,706	4,781
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	—	(262,719)	—	(295,397)
Less: Equity in income of joint ventures	(1,255)	(1,866)	(4,857)	(5,052)
Plus: Income tax expense	512	400	1,008	1,204
Less: Income from discontinued operations	—	—	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Net Operating Income (NOI)	$139,895	$139,861	$422,965	$421,629

"Same Property" Communities	$127,894	$125,738	$381,074	$371,788
Non-"Same Property" Communities	12,855	9,532	39,659	26,661
Development and Lease-Up Communities	2,166	4	3,248	4
Hurricane Expenses	(3,944)	—	(3,944)	—
Dispositions/Other	924	4,587	2,928	23,176
Net Operating Income (NOI)	$139,895	$139,861	$422,965	$421,629

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930
Plus: Interest expense	21,210	23,076	66,132	69,936
Plus: Depreciation and amortization expense	67,014	62,832	195,781	187,379
Plus: Income allocated to non-controlling interests from continuing operations	1,091	12,523	3,345	17,216
Plus: Income tax expense	512	400	1,008	1,204
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	—	(262,719)	—	(295,397)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,255)	(1,866)	(4,857)	(5,052)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Adjusted EBITDA	$122,956	$125,144	$370,165	$383,306

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q4 '17	Q1 '18	Q2 '18	Q3 '18
Earnings Release & Conference Call		Early February	Early May	Late July	Late October

Dividend Information - Common Shares:	Q1 '17	Q2 '17	Q3 '17
Declaration Date	2/7/2017	6/15/2017	9/8/2017
Record Date	3/31/2017	6/30/2017	9/29/2017
Payment Date	4/17/2017	7/17/2017	10/17/2017
Distributions Per Share	$0.75	$0.75	$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2017

(Unaudited)							3Q17 Avg Monthly		3Q17 Avg Monthly
			Year Placed	Average	Apartment	3Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,311	$1.14	$1,530	$1.33
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,116	1.42	1,384	1.76
Camden Foothills	Scottsdale	AZ	2014	1,032	220	95%	1,539	1.49	1,879	1.82
Camden Hayden	Tempe	AZ	2015	1,043	234	94%	1,438	1.38	1,708	1.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,211	1.13	1,468	1.38
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,298	1.21	1,545	1.44
Camden Pecos Ranch	Chandler	AZ	2001	924	272	97%	1,058	1.14	1,302	1.41
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,175	1.19	1,410	1.43
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,193	1.15	1,454	1.40
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,482	1.14	1,779	1.37
TOTAL ARIZONA	10	Properties		1,030	2,929	96%	1,259	1.22	1,517	1.47

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,017	2.00	2,214	2.20
Camden Glendale	Glendale	CA	2015	882	303	94%	2,298	2.61	2,522	2.86
Camden Harbor View	Long Beach	CA	2004	981	546	96%	2,535	2.58	2,703	2.75
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,089	2.07	2,298	2.27
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,734	2.18	1,956	2.46
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,993	2.24	2,138	2.40
The Camden	Hollywood	CA	2016	768	287	95%	3,109	4.05	3,190	4.15
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,204	2.45	2,389	2.66

Camden Landmark	Ontario	CA	2006	982	469	97%	1,564	1.59	1,730	1.76
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,031	1.96	2,275	2.19
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,882	1.96	2,126	2.21
Camden Tuscany	San Diego	CA	2003	896	160	98%	2,570	2.87	2,873	3.21
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,638	1.56	1,873	1.78
Total San Diego/Inland Empire	5	Properties		992	1,665	97%	1,851	1.87	2,080	2.10

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,068	2.21	2,269	2.43

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,422	1.61	1,651	1.86
Camden Caley	Englewood	CO	2000	925	218	96%	1,419	1.53	1,673	1.81
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,640	1.61	1,888	1.86
Camden Flatirons	Denver	CO	2015	960	424	96%	1,535	1.60	1,796	1.87
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,669	1.45	1,914	1.67
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,527	1.51	1,765	1.75
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,478	1.59	1,723	1.85
Camden Lincoln Station (1)	Lone Tree	CO	2017	844	267	Lease-Up	1,526	1.81	1,717	2.03
TOTAL COLORADO	8	Properties		971	2,632	96%	1,532	1.58	1,774	1.83

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	95%	1,652	1.56	1,922	1.81
Camden College Park	College Park	MD	2008	942	508	96%	1,559	1.66	1,808	1.92
Camden Dulles Station	Oak Hill	VA	2009	978	382	98%	1,677	1.72	1,952	2.00
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,776	1.68	2,055	1.95
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,838	1.97	2,112	2.26
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,754	1.76	2,023	2.03
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,436	3.63	2,780	4.14
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,546	1.54	1,794	1.78
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	95%	1,650	1.61	1,878	1.83
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,561	1.82	1,819	2.12
Camden Noma	Washington	DC	2014	770	321	96%	2,227	2.89	2,550	3.31
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,353	3.10	2,578	3.40
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,952	2.34	2,235	2.68
Camden Roosevelt	Washington	DC	2003	856	198	90%	2,704	3.16	3,016	3.52
Camden Russett	Laurel	MD	2000	992	426	95%	1,458	1.47	1,675	1.69
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,520	1.56	1,787	1.83
Camden South Capitol (2)	Washington	DC	2013	821	281	97%	2,208	2.74	2,553	3.16
TOTAL DC METRO	17	Properties		928	6,040	96%	1,809	1.95	2,057	2.22

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,935	1.75	2,263	2.04
Camden Boca Raton	Boca Raton	FL	2014	843	261	94%	1,940	2.30	2,187	2.59
Camden Brickell	Miami	FL	2003	937	405	97%	2,046	2.18	2,252	2.40
Camden Doral	Miami	FL	1999	1,120	260	96%	1,878	1.68	2,124	1.90
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	2,007	1.60	2,279	1.82
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,041	1.96	2,318	2.22
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,644	1.37	1,933	1.61
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,683	1.51	1,955	1.76
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,887	$1.75	$2,156	$2.00

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2017

(Unaudited)							3Q17 Avg Monthly		3Q17 Avg Monthly
			Year Placed	Average	Apartment	3Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,335	$1.24	$1,573	$1.46
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,221	1.28	1,463	1.53
Camden LaVina	Orlando	FL	2012	970	420	97%	1,239	1.28	1,483	1.53
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,161	1.24	1,410	1.50
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,334	1.63	1,581	1.94
Camden Town Square	Orlando	FL	2012	986	438	97%	1,283	1.31	1,472	1.50
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	96%	1,360	1.40	1,612	1.66
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,226	1.25	1,443	1.47
Total Orlando	8	Properties		962	2,962	97%	1,258	1.31	1,491	1.55

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,142	1.21	1,419	1.51
Camden Montague	Tampa	FL	2012	975	192	97%	1,279	1.31	1,530	1.57
Camden Preserve	Tampa	FL	1996	942	276	97%	1,361	1.45	1,577	1.67
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,165	1.15	1,434	1.41
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,315	1.17	1,582	1.41
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,383	1.39	1,695	1.71
Total Tampa	6	Properties		998	2,378	96%	1,250	1.25	1,520	1.52

TOTAL FLORIDA	22	Properties		1,012	8,121	97%	1,471	1.45	1,727	1.71

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,330	1.45	1,556	1.70
Camden Buckhead Square	Atlanta	GA	2015	827	250	93%	1,611	1.95	1,707	2.06
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,277	1.29	1,408	1.42
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,353	1.14	1,598	1.35
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,284	1.27	1,529	1.52
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,642	1.94	1,881	2.22
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,437	1.54	1,653	1.77
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,587	1.84	2,898	2.06
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,277	1.24	1,553	1.51
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	97%	1,514	1.49	1,716	1.69
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,215	1.06	1,467	1.28
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,286	1.29	1,520	1.52
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,016	1.01	1,221	1.21
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,361	1.51	1,525	1.69
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,452	1.43	1,669	1.65

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,261	1.20	1,498	1.43
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,454	1.61	1,677	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,427	1.67	1,627	1.90
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,149	1.11	1,346	1.30
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,032	1.10	1,249	1.33
Camden Foxcroft II	Charlotte	NC	1985	874	100	98%	1,132	1.29	1,347	1.54
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,411	1.90	1,593	2.14
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	1,650	1.56	1,844	1.74
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,097	1.13	1,338	1.38
Camden South End	Charlotte	NC	2003	882	299	97%	1,379	1.56	1,601	1.82
Camden Southline (2)	Charlotte	NC	2015	831	266	95%	1,506	1.81	1,733	2.09
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,292	1.18	1,522	1.39
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,025	1.14	1,239	1.38
Total Charlotte	13	Properties		942	3,076	97%	1,315	1.39	1,532	1.63

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	95%	1,149	1.14	1,313	1.30
Camden Crest	Raleigh	NC	2001	1,013	438	97%	1,015	1.00	1,241	1.23
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	1,070	1.02	1,320	1.26
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,106	1.04	1,344	1.26
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,057	1.09	1,272	1.32
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,216	1.15	1,513	1.43
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	996	1.03	1,189	1.22
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	1,052	1.02	1,292	1.26
Total Raleigh	8	Properties		1,016	3,054	96%	1,077	1.06	1,303	1.28

TOTAL NORTH CAROLINA	21	Properties		979	6,130	96%	1,196	1.22	1,419	1.45

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2017

(Unaudited)							3Q17 Avg Monthly		3Q17 Avg Monthly
			Year Placed	Average	Apartment	3Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	96%	$1,075	$1.25	$1,330	$1.54
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	96%	1,136	1.25	1,393	1.53
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,141	1.29	1,291	1.46
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,248	1.37	1,533	1.68
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,374	1.44	1,636	1.71
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,129	1.25	1,384	1.53
Camden La Frontera	Austin	TX	2015	901	300	96%	1,224	1.36	1,482	1.64
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,459	1.74	1,711	2.04
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,143	1.26	1,321	1.45
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,223	1.35	1,472	1.62
Total Austin	10	Properties		899	3,360	96%	1,213	1.35	1,450	1.61

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	1,091	1.26	1,366	1.57
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	850	1.10	1,034	1.33
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	43%	1,144	2.31	1,523	3.08
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	94%	1,195	1.13	1,356	1.29
Total Corpus Christi	4	Properties		681	1,907	93%	1,090	1.60	1,334	1.96

Camden Addison	Addison	TX	1996	942	456	97%	1,193	1.27	1,409	1.50
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,446	1.53	1,667	1.76
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,197	1.30	1,444	1.57
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,144	1.25	1,334	1.46
Camden Cimarron	Irving	TX	1992	772	286	97%	1,169	1.51	1,402	1.82
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,374	1.46	1,511	1.61
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,338	1.44	1,560	1.67
Camden Henderson	Dallas	TX	2012	967	106	94%	1,555	1.61	1,835	1.90
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,240	1.49	1,444	1.74
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,254	1.44	1,502	1.73
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,206	1.27	1,404	1.48
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	96%	1,430	1.46	1,571	1.60
Camden Valley Park	Irving	TX	1986	743	516	97%	1,079	1.45	1,283	1.73
Camden Victory Park	Dallas	TX	2016	861	423	94%	1,591	1.85	1,803	2.09
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,302	1.45	1,508	1.67

Camden City Centre	Houston	TX	2007	932	379	94%	1,463	1.57	1,714	1.84
Camden City Centre II	Houston	TX	2013	868	268	94%	1,523	1.76	1,769	2.04
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	97%	1,230	1.24	1,360	1.37
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	95%	1,228	1.14	1,444	1.34
Camden Grand Harbor (2)	Katy	TX	2008	959	300	96%	1,157	1.21	1,287	1.34
Camden Greenway	Houston	TX	1999	861	756	95%	1,354	1.57	1,584	1.84
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,452	1.57	1,613	1.74
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,187	1.27	1,406	1.51
Camden Midtown	Houston	TX	1999	844	337	95%	1,539	1.82	1,716	2.03
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,074	1.14	1,310	1.39
Camden Oak Crest	Houston	TX	2003	870	364	92%	1,093	1.26	1,268	1.46
Camden Park	Houston	TX	1995	866	288	94%	1,072	1.24	1,282	1.48
Camden Plaza	Houston	TX	2007	915	271	97%	1,522	1.66	1,737	1.90
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,443	2.04	2,570	2.14
Camden Royal Oaks	Houston	TX	2006	923	236	89%	1,283	1.39	1,388	1.50
Camden Royal Oaks II	Houston	TX	2012	1,054	104	92%	1,482	1.41	1,547	1.47
Camden Spring Creek (2) (4)	Spring	TX	2004	1,080	304	95%	1,126	1.04	1,318	1.22
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,075	1.27	1,309	1.55
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,152	1.25	1,358	1.47
Camden Travis Street	Houston	TX	2010	819	253	95%	1,465	1.79	1,685	2.06
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,408	1.63	1,633	1.89
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,189	1.27	1,354	1.45
Camden Woodson Park (2)	Houston	TX	2008	916	248	96%	1,154	1.26	1,245	1.36
Camden Yorktown (2)	Houston	TX	2008	995	306	95%	1,141	1.15	1,329	1.34
Total Houston	24	Properties		930	8,434	95%	1,332	1.43	1,527	1.64

TOTAL TEXAS	52	Properties		892	19,367	95%	1,279	1.43	1,494	1.67

TOTAL PROPERTIES	156	Properties		949	54,038	96%	$1,446	$1.52	$1,674	$1.76

(1) Completed communities in lease-up as of September 30, 2017 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.
(4) Occupancy is based on habitable units and excludes approximately 75 units, located at a 304 unit joint venture community, which are being restored as a result of flooding from Hurricane Harvey.